UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010

ATLANTIC COAST FEDERAL CORPORATION
(Exact name of Registrant as specified in its charter)

Federal	000-50962	59-3764686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
505 Haines Avenue, Waycross, Georgia 31501
(Address of principal executive offices)

(800) 342-2824
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 29, 2010, the Board of Directors of Atlantic Coast Federal Corporation (the "Company") appointed G. Thomas Frankland (age 63) as Interim President and Chief Executive Officer.  He also has been appointed Vice-Chairman of Atlantic Coast Bank.  As a result of his appointment, Frankland will no longer serve on the Company's Audit and Compensation Committees, but remains a member of its Risk Committee.  Frankland succeeds Robert J. Larison, Jr., who becomes Chief Operating Officer of Atlantic Coast Federal Corporation and remains President and Chief Executive Officer of Atlantic Coast Bank.

Formerly a partner with the international accounting firm PriceWaterhouseCoopers, his diverse background includes experience in many key corporate areas, including financial services, venture capital, mergers and acquisitions, and strategic planning and execution.  Since 2006, he has served on the executive committee of Springboard Capital LLC, a Jacksonville-based venture capital fund focused on early-stage financing opportunities for emerging companies.  From 1998 to 2006, he was Chief Financial Officer and later Chief Operating Officer of CNB Florida Bancshares and subsequently Chief Operating Officer at Mercantile Bank, both in Jacksonville and the latter being a unit of The South Financial Group.  The South Financial Group acquired CNB Florida Bancshares in 2004.

There were no understandings or arrangements with any person regarding Frankland's appointment as Interim President and Chief Executive Officer, and there are no family relationships between him and any other officer or director of the Company.  He has not participated in any transactions with the Company that, in the aggregate, exceed $120,000.

A Search Committee, headed by Atlantic Coast Federal Corporation's Executive Chairman Jay Sidhu, has been appointed to identify and retain a permanent President and Chief Executive Officer.  The goal is to complete this search within six months and Frankland will be considered as a candidate for the permanent position.

The full text of the press release announcing Frankland's appointment to the Company's Board of Directors is set forth in Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

99.1     Press Release dated October 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FEDERAL CORPORATION

Date:	October 29, 2010	By:	/s/	Thomas B. Wagers, Sr.
Thomas B. Wagers, Sr.
Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)
99.1	Copy of press release issued by the Company on October 29, 2010.